Exhibit 10.1

WARRANT EXCHANGE AGREEMENT

This Warrant Exchange Agreement (this “Agreement”), dated as of March 10, 2023 (the “Effective Date”), is entered into by and among Arch Therapeutics, Inc., a Nevada corporation (the “Company”), and the undersigned holders (the “Warrantholders”) of warrants to purchase shares of common stock, par value $0.001 per share, of the Company (the “Common Stock”).

RECITALS

A.         The Warrantholders hold certain Series G Warrants and Series H Warrants (collectively, the “Warrants”) issued pursuant to certain Securities Purchase Agreements, dated June 28, 2018 and May 12, 2019, respectively (collectively, the “Securities Purchase Agreements”), and the Company and each of the Warrantholders desire to cause the Company to issue to the Warrantholders a number of shares of Common Stock set forth next to each Warrantholder’s name on Schedule 1 (the “Shares”), in exchange for the Warrants held by each such Warrantholder upon the terms and subject to the conditions set forth herein.

AGREEMENT

NOW THEREFORE, in order to implement the foregoing and in consideration of the mutual agreements contained herein and for other good and valuable consideration, the receipt and adequacy of which is hereby acknowledged, the Company and each of the Warrantholders, individually and collectively, agree as follows:

Section 1.    Exchange of Warrants. The Company and each of the Warrantholders, individually and collectively, hereby agree that the Company shall issue to the Warrantholders, and the Warrantholders shall receive and accept from the Company, the number of Shares set forth opposite each such Warrantholder’s name on Schedule 1 attached hereto in exchange for all of each applicable Warrantholder’s rights, interests and claims with respect to the Warrants to the extent such rights, interests and claims are held by such Warrantholder. As part of the exchange, the Company shall promptly issue to each Warrantholder the Shares as set forth next to each Warrantholder’s name on Schedule 1 upon the delivery by each Warrantholder of an executed signature page of this Agreement and the surrender and cancellation by each such Warrantholder of each Warrant currently held by each such Warrantholder.

Section 2.    Exemption from Registration; Rule 144; Legends. The Company and each Warrantholder intend that the Shares to be issued pursuant to Section 1 hereof, will be issued in a transaction exempt from registration under the Securities Act, by reason of Section 3(a)(9) of the Securities Act of 1933, as amended (the “Securities Act”). Each Warrantholder hereby acknowledges that the Shares to be issued pursuant to Section 1 hereof will be “restricted securities” within the meaning of Rule 144 under the Securities Act (“Rule 144”), and may not be offered, sold, pledged, assigned or otherwise transferred unless (A) a registration statement with respect thereto is effective under the Securities Act and any applicable state securities laws, or (B) at such time as the securities evidenced by such certificates are sold pursuant to Rule 144, Regulation S under the Securities Act, or another applicable exemption from such registration exists and at such time the Company shall cause its counsel to issue a legal opinion if required to effect the removal of the legend hereunder, (such counsel and opinion to be satisfactory to the Holder), that such Shares may be offered, sold, pledged, assigned or transferred in the manner contemplated without an effective registration statement under the Securities Act or applicable state securities laws; and the certificates (or book-entry security entitlements) representing such Shares will bear an appropriate legend and restriction on the books of the Company or its transfer agent to that effect in substantially the following form (and a stop-transfer order may be placed against transfer of the certificates for such Shares).

THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR APPLICABLE STATE SECURITIES LAWS. THE SECURITIES MAY NOT BE OFFERED FOR SALE, SOLD, TRANSFERRED OR ASSIGNED (I) IN THE ABSENCE OF (A) AN EFFECTIVE REGISTRATION STATEMENT FOR THE SECURITIES UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR (B) AN OPINION OF COMPANY COUNSEL, IN A GENERALLY ACCEPTABLE FORM, THAT REGISTRATION IS NOT REQUIRED UNDER SAID ACT OR (II) UNLESS SOLD PURSUANT TO RULE 144 OR RULE 144A UNDER SAID ACT. NOTWITHSTANDING THE FOREGOING, THE SECURITIES MAY BE PLEDGED IN CONNECTION WITH A BONA FIDE MARGIN ACCOUNT OR OTHER LOAN OR FINANCING ARRANGEMENT SECURED BY THE SECURITIES.

Section 3.    Representations and Warranties.

(a)    Each Warrantholder, severally and not jointly, hereby represents, warrants and covenants to the Company as of the Effective Date as follows:

(i)    that such Warrantholder is the record and beneficial owner of the Warrants set forth next to such Warrantholder’s name on Schedule 1 hereto;

(ii)    that such Warrantholder has the legal capacity, power and authority to enter into and perform all of such Warrantholder’s obligations under this Agreement;

(iii)    that this Agreement has been duly and validly executed and delivered by such Warrantholder and constitutes a valid and binding agreement of such Warrantholder, enforceable against such Warrantholder in accordance with its terms;

(iv)    that from time to time, at the reasonable request of the Company and without further consideration, such Warrantholder shall execute and deliver such additional documents as may be necessary or desirable to consummate and make effective, in the most expeditious manner practicable, the transactions contemplated by this Agreement; and

(v)    that such Warrantholder has not transferred, assigned, encumbered or otherwise disposed of any Warrants previously held by such Warrantholder.

(b)    The Company hereby represents, warrants and covenants to the Warrantholders as of the Effective Date as follows:

(i)    that it is a corporation duly organized, validly existing and in good standing under the laws of the State of Nevada;

(ii)    that it has the corporate power and authority to enter into and perform all of its obligations under this Agreement and to consummate the transactions contemplated hereby;

(iii)    that the execution, delivery and performance of this Agreement and the consummation of the transactions contemplated hereby have been duly authorized by the Board of Directors of the Company and the stockholders of the Company (to the extent necessary to consummate the transactions contemplated hereby);

(iv)    that it has taken all other actions required by applicable law, its certificate of incorporation and its bylaws to consummate the transactions contemplated by this Agreement;

(v)    that it has obtained valid waivers of any preemptive rights, rights of first refusal or similar rights applicable to the issuance of the Shares; and

(vi)    that this Agreement constitutes the valid and binding obligation of the Company and is enforceable in accordance with its terms, except as enforceability may be subject to bankruptcy, insolvency, reorganization, moratorium or other similar laws relating to or affecting creditors’ rights generally.

Section 4.    Tax Matters. The parties hereto intend that the exchange pursuant to this Agreement constitute a “recapitalization” pursuant to Section 368(a)(1)(E) of the Internal Revenue Code of 1986, as amended (the “Code”). Each of the parties hereto shall prepare and file all tax returns in a manner consistent with such treatment, including filing any statements required by U.S. Treasury Regulations with his, her or its federal income tax return filed for the taxable year which includes the Effective Date. This Agreement shall, and hereby is, adopted as a “plan of reorganization” for the purposes of Section 368 of the Code and Treasury Regulations Section 1.368-2(g). To the greatest extent possible, each undersigned Warrantholder designates each block of Warrants that were issued to such Warrantholder on the same date as being exchanged for an applicable number of shares of Common Stock in a manner that avoids split holding periods in the Common Stock. Such designation is intended to constitute a designation pursuant to Treasury Regulations Section 1.358-2(a)(2).

Section 5.    Most Favored Nation. The Company hereby represents and warrants as of the date hereof and covenants and agrees from and after the date hereof that none of the terms offered to any person with respect to any warrants issued pursuant to the Securities Purchase Agreements and/or any consent, release, amendment, settlement or waiver relating to the terms, conditions and transactions contemplated hereby, is or will be more favorable to such person than those of the Warrantholders and this Agreement. For the avoidance of doubt, this includes rights of participation, rights of first refusal or similar rights to subscribe to additional securities in the Company.

Section 6.    Governing Law. This Agreement and all matters arising directly or indirectly herefrom shall be governed by and construed in accordance with the laws of the State of New York, without regard to the conflicts of laws principles thereof.

Section 7.    Assignment; Binding Effect; Benefits. This Agreement is not assignable without the written consent of each of the other parties hereto. Subject to the foregoing, the provisions of this Agreement shall be binding upon and inure to the benefit of the parties and their respective heirs, legal representatives, successors and permitted assigns. Nothing in this Agreement, express or implied, is intended or shall be construed to give any person other than the parties or their respective successors or assigns any legal or equitable right, remedy or claim under or in respect of any agreement or any provision contained herein.

Section 8.    Amendment. This Agreement may be amended only by a written instrument signed by each of the parties hereto which specifically states that it is amending this Agreement.

Section 9.    Counterparts. This Agreement may be executed in counterparts, each of which shall be deemed an original and all of which together shall constitute one and the same instrument. Counterparts may be delivered via facsimile, electronic mail (including pdf or any electronic signature complying with the U.S. federal ESIGN Act of 2000, e.g., www.docusign.com) or other transmission method and any counterpart so delivered shall be deemed to have been duly and validly delivered and be valid and effective for all purposes.

Section 10.    Notice. All notices and other communications made under this Agreement shall be in writing and shall be mailed by registered or certified U.S. mail or a nationally reputable overnight carrier, postage prepaid, sent by email or otherwise delivered by hand or courier addressed to each party’s address or email address set forth on the signature page hereto.

(Remainder of Page Intentionally Left Blank)

IN WITNESS WHEREOF, the parties have executed this Warrant Exchange Agreement as of the date first written above.

ARCH THERAPEUTICS, INC.

Name:
Title:

IN WITNESS WHEREOF, the parties have executed this Warrant Exchange Agreement as of the date first written above.

WARRANTHOLDERS:

[●]

By:
Name:
Title:

Address:

SCHEDULE 1

Name of Warrantholder	Warrants	Shares of Common Stock
[Series G Warrant Holder]	Series G Warrants to purchase [●] shares of Common Stock	[●][1]
[Series H Warrant Holder]	Series H Warrants to purchase [●] shares of Common Stock	[●][2]

[1]	Series G warrants to be exchanged for common stock on a 10-for-1 basis.
[2]	Series H warrants to be exchanged for common stock on a 10-for-2 basis.